SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 6, 2001
                                                         -----------------------

                                 FIBERCORE, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Nevada                    000-21823                 87-0445729
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     (STATE OR OTHER         (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
     JURISDICTION OF                                      IDENTIFICATION NO.)
     INCORPORATION)



   253 Worcester Road, P.O. Box 180,  Charlton, MA               01507
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       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)



        Registrant's telephone number, including area code (508) 248-3900
                                                           --------------



                                 Not Applicable
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS
         ------------

On December 6, 2001, the Registrant issued two press releases, copies of which are attached hereto as Exhibit 99.1 and Exhibit 99.2.

EXHIBIT NUMBER    DESCRIPTION

Exhibit 99.1      Press Release of the Registrant, dated December 6, 2001.

Exhibit 99.2      Press Release of the Registrant, dated December 6, 2001.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       FIBERCORE, INC.



                                       By: /s/ Robert P. Lobban
                                          --------------------------------------
                                          Name:   Robert P. Lobban
                                          Title:  Chief Financial Officer

Date:  December 10, 2001